As filed with the Securities and Exchange Commission on February 10, 2014


                                                               File Nos. 2-29901
                                                                       811-01716

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 145                 X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 124                         X
                        ________________________________


                        ALLIANCEBERNSTEIN CAP FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672
                        ________________________________

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                              Washington, DC 20001

      It is proposed that this filing will become effective (check appropriate box):


         [_]   immediately upon filing pursuant to paragraph (b)
         [_]   on (date) pursuant to paragraph (b)
         [_]   60 days after filing pursuant to paragraph (a)(1)
         [_]   on (date) pursuant to paragraph (a)(1)
         [X]   75 days after filing pursuant to paragraph (a)(2)
         [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.


         If appropriate, check the following box:

      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 145 relates solely to the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, as applicable, of the AllianceBernstein Emerging Markets Core Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, as applicable, of the AllianceBernstein Emerging Markets Growth Portfolio and the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, as applicable, of the AllianceBernstein Mid Cap Growth Portfolio. No information in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein Small Cap Growth Portfolio, the Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Market Neutral Strategy - U.S., the Class A, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Market Neutral Strategy - Global, the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, as applicable, of the AllianceBernstein International Discovery Equity Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Dynamic All Market Fund, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Dynamic All Market Plus Fund, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Select US Equity Portfolio, the Class A, Class C, Advisor Class, Class R, Class K, Class
I, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Select US Long/Short Portfolio and the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares, as applicable, of the AllianceBernstein Concentrated Growth Fund is amended or superseded.

PROSPECTUS | April __, 2014

 (Shares Offered--Exchange Ticker Symbol)

   >AllianceBernstein Emerging Markets Core Portfolio
         (Class A-________; Class C-__________; Advisor Class-_______;
         Class R-__________; Class K-________; Class I-__________;
         Class Z- _______)

   >AllianceBernstein Emerging Markets Growth Portfolio
         (Class A-________; Class C-__________; Advisor Class-_______;
         Class R-__________; Class K-________; Class I-__________;
         Class Z- _______)

   >AllianceBernstein Mid Cap Growth Portfolio
         (Class A-________; Class C-__________; Advisor Class-_______;
         Class R-__________; Class K-________; Class I-__________;
         Class Z- _______)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                       AB
                               ALLIANCEBERNSTEIN

Investment Products Offered
----------------------------
>Are Not FDIC Insured
>May Lose Value
>Are Not Bank Guaranteed
----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

SUMMARY INFORMATION............................................................4

     AllianceBernstein Emerging Markets Core Portfolio.........................4
     AllianceBernstein Emerging Markets Growth Portfolio.......................7
     AllianceBernstein Mid Cap Growth Portfolio...............................10

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.................13

INVESTING IN THE FUNDS........................................................14

     How to Buy Shares........................................................24
     The Different Share Class Expenses.......................................24
     Sales Charge Reduction Programs for Class A Shares   ....................26
     CDSC Waivers and Other Programs..........................................27
     Choosing a Share Class...................................................29
     Payments to Financial Advisors and Their Firms...........................30
     How to Exchange Shares...................................................32
     How to Sell or Redeem Shares.............................................32
     Frequent Purchases and Redemptions of Fund Shares........................33
     How the Funds Value Their Shares.........................................35

MANAGEMENT OF THE FUNDS.......................................................36
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................41
GENERAL INFORMATION...........................................................43
FINANCIAL HIGHLIGHTS..........................................................44
APPENDIX A...................................................................A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EMERGING MARKETS CORE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 26 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 74 of the Fund's Statement of Additional Information ("SAI").


Shareholder Fees (fees paid directly from your investment)


                                                                                                  Advisor   Class R,
                                                                         Class A      Class C     Class     K, I and
                                                                         Shares       Shares      Shares    Z Shares
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          4.25%       None         None       None
(as a percentage ofoffering price)
--------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                                      None(a)     1.00%(b)     None       None
(as a percentage of offering price or
redemption proceeds, whichever is lower)
--------------------------------------------------------------------------------------------------------------------

Exchange Fee                                                               None       None         None       None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                                   Advisor
                                              Class A    Class C   Class    Class R   Class K   Class I   Class Z
-----------------------------------------------------------------------------------------------------------------
Management Fees                                1.18%     1.18%      1.18%     1.18%     1.18%    1.18%     1.18%
Distribution and/or Service (12b-1) Fees        .25%     1.00%      None       .50%      .25%    None      None
Other Expenses:
     Transfer Agent                             .08%      .10%       .08%      .26%      .20%     .12%      .02%
     Other Expenses                             .39%      .39%       .39%      .39%      .39%     .39%      .39%
                                              ------    ------     ------    ------    ------   ------    ------
Total Other Expenses(c)                         .47%      .49%       .47%      .65%      .59%     .51%      .41%
                                              ------    ------     ------    ------    ------   ------    ------
Total Annual Fund Operating Expenses           1.90%     2.67%      1.65%     2.33%     2.02%    1.69%     1.59%
                                              ======    ======     ======    ======    ======   ======    ======
Fee Waiver and/or Expense Reimbursement(d)    (.20)%    (.22)%     (.20)%    (.38)%    (.32)%   (.24)%    (.14)%
                                              ------    ------     ------    ------    ------   ------    ------
Total Annual Fund Operating Expenses After
  Fee Waiver and/or Expense Reimbursement      1.70%     2.45%      1.45%     1.95%     1.70%    1.45%     1.45%
                                              ======    ======     ======    ======    ======   ======    ======
----------------------------------------------------------------------------------------------------------------

(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)   For Class C shares, the CDSC is 0% after the first year.

(c) Total other expenses are based on estimated amounts for the current fiscal year.

(d) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through April __, 2015 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.70%, 2.45%, 1.45%, 1.95%, 1.70%, 1.70% and 1.70% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed these expense limitation amounts. Also, the Adviser is currently waiving its management fee in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time.

Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               Class A  Class C  Advisor Class Class R  Class K  Class I Class Z
--------------------------------------------------------------------------------
After 1 Year   $590      $248*      $148      $198     $173      $148    $148
After 3 Years  $978      $809       $501      $693     $604      $590    $488

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES
At least 80% of the Fund's net assets will under normal circumstances be invested in securities of emerging market companies and related derivatives. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

The Fund intends to invest primarily in equity securities, which will be selected by the Adviser using an investment philosophy that focuses on a combination of the stocks' quality, stability and price. These factors will be evaluated based on the Adviser's estimates of the companies' future earnings power. The Adviser will employ a "bottom up" approach, primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts. In allocating the Fund's assets, the Adviser will consider such factors as the Fund's current country exposure, the liquidity and volatility of the stock markets represented, the key economic characteristics of the countries, and transaction costs. The Fund has the flexibility to invest across the capitalization spectrum and may make significant investments in the securities of mid-capitalization and small-capitalization companies.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

PRINCIPAL RISKS

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Market Risk: The value of the Fund's assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

      o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

      o Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Diversification Risk: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value, or NAV.

      o Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee          Length of Service      Title
--------------------------------------------------------------------------------
Sammy Suzuki      Since Inception        Senior Vice President of the Adviser
Stuart Rae        Since Inception        Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 13 in this Prospectus.

ALLIANCEBERNSTEIN EMERGING MARKETS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 26 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 74 of the Fund's SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                                       Advisor   Class R,
                                                                               Class C Class     K, I and
                                                              Class A Shares   Shares  Shares    Z Shares
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                  4.25%        None      None       None
(as a percentage of offering price)
-----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                              None(a)      1.00%(b)  None       None
(as a percentage of offering price or redemption
proceeds, whichever is lower)
-----------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None        None       None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                                Advisor
                                             Class A   Class C  Class    Class R   Class K   Class I   Class Z
--------------------------------------------------------------------------------------------------------------
Management Fees                               1.18%    1.18%     1.18%     1.18%     1.18%    1.18%     1.18%
Distribution and/or Service (12b-1) Fees       .25%    1.00%     None       .50%      .25%    None      None
Other Expenses:
     Transfer Agent                            .08%     .10%      .08%      .26%      .20%     .12%      .02%
     Other Expenses                            .40%     .40%      .40%      .40%      .40%     .40%      .40%
                                             ------   ------    ------    ------    ------   ------    ------
Total Other Expenses(c)                        .48%     .50%      .48%      .66%      .60%     .52%      .42%
                                             ------   ------    ------    ------    ------   ------    ------
Total Annual Fund Operating Expenses          1.91%    2.68%     1.66%     2.34%     2.03%    1.70%     1.60%
                                             ======   ======    ======    ======    ======   ======    ======
Fee Waiver and/or Expense Reimbursement(d)   (.21)%   (.23)%    (.21)%    (.39)%    (.33)%   (.25)%    (.15)%
                                             ------   ------    ------    ------    ------   ------    ------
Total Annual Fund Operating Expenses After
  Fee Waiver and/or Expense Reimbursement     1.70%    2.45%     1.45%     1.95%     1.70%    1.45%     1.45%
                                             ======   ======    ======    ======    ======   ======    ======
-------------------------------------------------------------------------------------------------------------

(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)   For Class C shares, the CDSC is 0% after the first year.

(c) Total other expenses are based on estimated amounts for the current fiscal year.

(d) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through April __, 2015 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.70%, 2.45%, 1.45%, 1.95%, 1.70%, 1.45% and 1.45% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed these expense limitation amounts. Also, the Adviser is currently waiving its management fee in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time.

Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               Class A  Class C  Advisor Class Class R  Class K  Class I Class Z
--------------------------------------------------------------------------------
After 1 Year   $590      $248*      $148      $198     $173      $148    $148
After 3 Years  $978      $811       $503      $695     $606      $512    $490

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES
At least 80% of the Fund's net assets will under normal circumstances be invested in securities of emerging market companies and related derivatives. Examples of emerging market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Kazakhstan, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Emerging market countries may include countries referred to as "frontier" markets, such as Egypt, Nigeria and Vietnam.

In managing the Fund, the Adviser will employ a "bottom up" investment process that focuses on a company's prospective earnings growth, valuation and business quality. The Adviser will typically look for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rates, and will combine fundamental and quantitative analyses in its stock selection process. The Adviser will not target any particular country, sector or market capitalization weightings for the Fund.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund's security positions through the use of currency-related derivatives, it is not required to do so. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities traded in that currency.

PRINCIPAL RISKS

o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

o Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's growth approach, may underperform the market generally.

o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

o Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

o Diversification Risk: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

o Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

Employee             Length of Service      Title
--------------------------------------------------------------------------------
Laurent Saltiel      Since Inception        Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 13 in this Prospectus.

ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 26 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 74 of the Fund's SAI.

Shareholder Fees (fees paid directly from your investment)

                                                                                       Advisor   Class R,
                                                                             Class C   Class     K, I and
                                                            Class A Shares   Shares    Shares    Z Shares
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 4.25%       None       None      None
(as a percentage of offering price)
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                             None(a)     1.00%(b)   None      None
(as a percentage of offering price or redemption
proceeds, whichever is lower)
---------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None       None        None       None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                                                     Advisor
                                                  Class A   Class C  Class    Class R   Class K  Class I  Class Z
-----------------------------------------------------------------------------------------------------------------
Management Fees                                     .75%     .75%      .75%      .75%      .75%    .75%     .75%
Distribution and/or Service (12b-1) Fees            .25%    1.00%     None       .50%      .25%   None     None
Other Expenses:
     Transfer Agent                                 .05%     .07%      .05%      .26%      .20%    .12%     .02%
     Other Expenses                                 .42%     .42%      .42%      .42%      .42%    .42%     .42%
                                                  ------   ------    ------    ------    ------  ------   ------
Total Other Expenses(c)                             .47%     .49%      .47%      .68%      .62%    .54%     .44%
                                                  ------   ------    ------    ------    ------  ------   ------
Total Annual Fund Operating Expenses               1.47%    2.24%     1.22%     1.93%     1.62%   1.29%    1.19%
                                                  ======   ======    ======    ======    ======  ======   ======
Fee Waiver and/or Expense Reimbursement(d)        (.27)%   (.29)%    (.27)%    (.48)%    (.42)%  (.34)%   (.24)%
                                                  ------   ------    ------    ------    ------  ------   ------
Total Annual Fund Operating Expenses After
  Fee Waiver and/or Expense Reimbursement          1.20%    1.95%      .95%     1.45%     1.20%    .95%     .95%
                                                  ======   ======    ======    ======    ======  ======   ======
----------------------------------------------------------------------------------------------------------------

(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year CDSC, which may be subject to waiver in certain circumstances.

(b)   For Class C shares, the CDSC is 0% after the first year.

(c) Total other expenses are based on estimated amounts for the current fiscal year.

(d) The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through April __, 2015 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 1.20%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's Total Annual Fund Operating Expenses to exceed the expense limitations.

Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               Class A  Class C  Advisor Class Class R  Class K  Class I Class Z
--------------------------------------------------------------------------------
After 1 Year   $542      $198*      $ 97      $148     $122      $ 97    $ 97
After 3 Years  $847      $675       $363      $562     $471      $376    $354


* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES
The Fund invests primarily in a portfolio of domestic equity securities of companies selected by the Fund's Adviser. At least 80% of the Fund's net assets will under normal circumstances be invested in equity securities of mid-sized companies and related derivatives. For purposes of this 80% requirement, a mid-sized company is one that, at time of purchase, has a market capitalization between $1 billion and the largest market capitalization of a company included in the Russell Midcap Growth Index, currently approximately $21 billion.

When selecting investments for the Fund, the Adviser will emphasize investments in companies that are demonstrating improving financial results such as a favorable earnings outlook or higher returns on capital. The Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected growth rates. The Adviser combines fundamental and quantitative analyses in its stock selection process. The Adviser will employ a "bottom up" approach for the Fund, primarily taking into account its research findings on specific companies and industries rather than broad economic forecasts.

While the Fund's investments will primarily be securities of U.S. companies, the Fund may to a lesser extent invest in the securities of foreign issuers, generally in the form of American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and other similar securities convertible to securities of foreign issuers.

PRINCIPAL RISKS

o Market Risk: The value of the Fund's assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such the Fund's growth approach, may underperform the market generally.

o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

o Diversification Risk: The Fund may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

o Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:
The following table lists the person responsible for day-to-day management of the Fund's portfolio:

Employee             Length of Service     Title
--------------------------------------------------------------------------------
John H. Fogarty      Since Inception       Senior Vice President of the Adviser

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

      o     PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

                                                                       Initial             Subsequent
--------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth            $2,500                 $50
IRAs
--------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum               $50
                                                                                 If initial minimum investment
                                                                                 is less than $2,500, then $200
                                                                                 monthly until account balance
                                                                                         reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs              None                  None
or through other limited or special arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z shares are               None                  None
available at NAV, without an initial sales charge, to
401(k) plans, 457 plans, employer-sponsored 403(b) plans,
profit-sharing and money purchase pension plans, defined
benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books
of the Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

      o     TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

      o     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

Derivatives
Each Fund may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions, where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

o Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

      - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies-- Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

      - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

      - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

      - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

o Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Funds' investments in swap transactions include the following:

      - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies-- Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

      - Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Fund enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Fund will receive or make a payment to the counterparty.

      - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

            The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Fund will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

o     Other Derivatives and Strategies

      - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

            A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund may experience greater price volatility and significantly lower liquidity than U.S. portfolios. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects.

Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

For purposes of this requirement to invest at least 80% of the net assets of the AllianceBernstein Emerging Markets Core Portfolio and AllianceBernstein Emerging Markets Growth Portfolio in emerging market companies and related derivatives, an emerging market company is any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such a country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as "High Income" by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

Foreign (Non-U.S.) Currencies
Investing in and exposure to foreign currencies involve special risks and considerations, in that a Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Funds may engage in certain currency hedging transactions, as described below, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described below. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

Illiquid Securities
Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Exchange-Traded Funds and Other Investment Companies
A Fund may invest in shares of exchange-traded funds, or ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Fund may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Fund's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Fund will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate" or fee paid by the borrower to the Fund in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Fund will invest cash collateral in a money market fund approved by the Fund's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

Preferred Stock
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock because its value is related to the price of the issuer's common stock, as well as the dividends payable on the preferred stock.

Repurchase Agreements and Buy/Sell Back Transactions
A Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/ sell back transaction is considered two separate transactions.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is theoretically unlimited potential for the price of a security sold short to increase.

Structured Products
A Fund may invest in certain derivatives-type investments that combine features of a stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities and commodity-linked notes and commodity index-linked notes. The performance of the structured product, which is generally structured as a note or other fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities or a securities or commodities index. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities or commodities and related derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Fund to the credit risks of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

ADDITIONAL RISK AND OTHER CONSIDERATIONS

Investments in the Funds involve the special risk considerations described below.

Borrowing and Leverage
The Funds may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. A Fund may also use leverage for investment transactions by entering into certain derivatives transactions.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Fund's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. The Funds have a policy to invest at least 80% of their net assets in securities indicated by their name and will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
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This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Funds that are offered in this Prospectus. The Funds offer seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES
The purchase of the Funds' shares is priced at the next-determined NAV after your order is received in proper form.

Class A and Class C Shares - Shares Available to Retail Investors
You may purchase the Funds' Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
------------------------------

Minimums:*

--Initial:                     $2,500
--Subsequent:                  $   50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares              None
--Class C shares              $1,000,000


Other Purchase Information
Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Tax-Deferred Accounts
Class A shares are also available to the following tax-deferred arrangements:

      o Traditional and Roth IRAs (minimums listed in the table above apply);

      o SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

      o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

      o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

      o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

      o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

      o through certain special arrangements approved by the Adviser, such as purchases by shareholders of the Fund's Predecessor Fund.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K, Class I and Class Z Shares - Shares Available to Group Retirement Plans

Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds ("group retirement plans"). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Funds.

Class I and Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Funds.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

Required Information
Each Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Funds reserve the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

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                           WHAT IS A RULE 12b-1 FEE?

   A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in each Fund's fee table included in the Summary Information section above.

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The amount of Rule 12b-1 and/or service fees for each class of the Funds' shares is up to:



                          Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
-------------------------------------------------------------------------------

Class A                   0.25%
Class C                   1.00%
Advisor Class             None
Class R                   0.50%
Class K                   0.25%
Class I                   None
Class Z                   None

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

Sales Charges
Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                             Initial Sales Charge
                             ---------------------------------------------------
                             as % of Net                   as % of
Amount Purchased             Amount Invested               Offering Price
--------------------------------------------------------------------------------

Up to $100,000               4.44%                         4.25%
$100,000 up to $250,000      3.36                          3.25
$250,000 up to $500,000      2.30                          2.25
$500,000 up to $1,000,000    1.78                          1.75
$1,000,000 and above         0.00                          0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Share purchases not subject to sales charges.

Each Fund may sell its Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

      - persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

      - plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

      - certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Funds.

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                          HOW IS THE CDSC CALCULATED?

   The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
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Advisor Class, Class R, Class K, Class I, Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Funds or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors--U.S." then "Investor Resources--Understanding Sales Charges").

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

      o an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

      o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

      o     the employee benefit plans of a single employer; or

      o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, each Fund offers a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

      o all of the shareholder's accounts at the Fund or a financial intermediary; and

      o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

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         Here Are Some Ways To Avoid Or Minimize Charges On Redemption.
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CDSC Waivers
Each Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

o if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS

Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or
(ii) remains uncashed for nine months.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Funds' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan
Each Fund offers a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

      o     the amount you intend to invest;

      o     how long you expect to own shares;

      o     expenses associated with owning a particular class of shares;

      o whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

      o whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Funds. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of the Funds' shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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                       WHAT IS A FINANCIAL INTERMEDIARY?
   A financial intermediary is a firm that receives compensation for selling shares of the Funds and/or provides services to a Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
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All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

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  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      -     up front sales commissions;
      -     Rule 12b-1 fees;
      -     additional distribution support;
      -     defrayal of costs for educational seminars and training; and
      - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.
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Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22 million. In 2013, ABI is expected to pay approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

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 If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

 Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
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As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advisor Group, Inc.
     Ameriprise Financial Services
     AXA Advisors
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Commonwealth Financial Network
     Donegal Securities
     Financial Network Investment Company
     JP Morgan Securities
     LPL Financial
     Merrill Lynch
     Morgan Stanley
     Northwestern Mutual Investment Services
     Raymond James
     RBC Wealth Management
     Robert W. Baird
     Santander Securities
     UBS Financial Services
     Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Financial Intermediary or Retirement Plan
Your broker or financial advisor must receive your sales request by the Fund Closing Time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

o Send a signed letter of instruction or stock power, along with certificates, to:

                  AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

o     For certified or overnight deliveries, send to:

                  AllianceBernstein Investor Services, Inc.
                  8000 IH 10 W, 4th floor
                  San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o ABIS must receive and confirm a telephone redemption request by the Fund Closing Time, for you to receive that day's NAV, less any applicable CDSC.

o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Funds' Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading activity or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or sale activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2013, totaling approximately $450 billion (of which more than $89 billion represented assets of investment companies sponsored by the Adviser). As of December 31, 2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including [__] of the nation's FORTUNE 100 companies), for public employee retirement funds in [__] states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the [__] registered investment companies managed by the Adviser, comprising [__] separate investment portfolios, have approximately [__] million accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, each Fund pays the Adviser a management fee as a percentage of average daily net assets as follows:


                                                   Fee as a Percentage of
                                                      Average Daily  Net
Fund                                                       Assets
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AllianceBernstein Emerging Markets Core     1.175% of the first $1 billion
  Portfolio                                 1.05% of the next $1 billion up
                                               to $2 billion
                                            1.00% of the excess of $2 billion up
                                               to $3 billion
                                            .90% of the excess of $3 billion up
                                               to $6 billion
                                            .85% of the excess of $6 billion


AllianceBernstein Emerging Markets Growth   1.175% of the first $1 billion
  Portfolio                                 1.05% of the next $1 billion up
                                               to $2 billion
                                            1.00% of the excess of $2 billion up
                                               to $3 billion
                                            .90% of the excess of $3 billion up
                                               to $6 billion
                                            .85% of the excess of $6 billion

AllianceBernstein Mid Cap Growth            .75% of the first $2.5 billion
  Portfolio                                 .65% of the excess over $2.5 billion
                                               up to $5 billion
                                            .60% of the excess of $5 billion

The Adviser has agreed to waive its management fees and/or to bear expenses of the Funds through April __, 2015 to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the amounts listed below for each share class (excluding acquired fund fees and expenses other than the advisory fees of any AllianceBernstein Mutual Funds in which the Funds invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs). Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the net fee percentages set forth in "Fees and Expenses of the Fund" and in the table below.


                                                Advisor
Fund                          Class A  Class C  Class   Class R  Class K  Class I  Class Z
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AllianceBernstein Emerging
   Markets Core Portfolio     1.70%    2.45%    1.45%    1.95%    1.70%    1.45%    1.45%
AllianceBernstein Emerging
   Markets Growth Portfolio   1.70%    2.45%    1.45%    1.95%    1.70%    1.45%    1.45%
AllianceBernstein Mid Cap
   Growth Portfolio           1.20%    1.95%     .95%    1.45%    1.20%     .95%     .95%


Also, the Adviser is currently waiving its management fee for the AllianceBernstein Emerging Markets Core Portfolio and AllianceBernstein Emerging Markets Growth Portfolio in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the persons with the most significant responsibility for day-to-day management of each Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                                                         Principal Occupation(s)
   Fund                         Employee; Year; Title                During the Past Five (5) Years
-------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging      Sammy Suzuki; since                Senior Vice President, Director of
Markets Core Portfolio          inception; Senior Vice             Research, Emerging Markets Value
                                President of the Adviser           Equity and Portfolio Manager of
                                                                   Emerging Markets Core Equity of the
                                                                   Adviser, with which he has been
                                                                   associated in a capacity relating
                                                                   to equity research since prior to 2009.


                                Stuart Rae; since inception;       Senior Vice President and Chief
                                Senior Vice President of           Investment Officer of Pacific Basin
                                the Adviser                        and Value Equities of the Adviser,
                                                                   with which he has been associated
                                                                   in a substantially similar capacity
                                                                   to his current position since prior to
                                                                   2009.

AllianceBernstein Emerging      Laurent Saltiel; since             Senior Vice President and Team
Markets Growth Portfolio        inception; Senior Vice             Leader and Senior Portfolio
                                President of the Adviser           Manager of International Large Cap
                                                                   Growth and Emerging Market
                                                                   Growth of the Adviser, with which
                                                                   he has been associated in a
                                                                   substantially similar capacity to
                                                                   his current position since 2010.
                                                                   Prior thereto, he was associated
                                                                   with Janus Capital as a portfolio
                                                                   manager, beginning prior to 2009.

AllianceBernstein Mid Cap       John H. Fogarty; since            Senior Vice President and Team
Growth Portfolio                inception; Senior Vice            Leader of U.S. Mid Cap
                                President of the Adviser          Fundamental Growth of the
                                                                  Adviser, with which he has been
                                                                  associated in a substantially similar
                                                                  capacity to his current position
                                                                  since prior to 2009.


The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The investment teams employed by the Adviser to manage the AllianceBernstein Emerging Markets Core Portfolio, AllianceBernstein Emerging Markets Growth Portfolio and Alliancebernstein Mid Cap Growth Portfolio have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Similarly Managed Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Funds. The Similarly Managed Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Funds, as registered investment companies, are subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected the performance of the Similarly Managed Accounts.

Set forth below is performance data provided by the Adviser relating to the Similarly Managed Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment teams of the Adviser managed the Similarly Managed Accounts through December 31, 2013. The aggregate assets for the Similarly Managed Accounts managed by the Emerging Markets Core investment team, the Emerging Markets Growth investment team and the Mid Cap Growth investment team as of December 31, 2013 were approximately $61 million, $1.18 billion and $35 million, respectively. The investment teams' Similarly Managed Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of fees (including any portfolio transaction costs) charged to the Similarly Managed Accounts, generally calculated by deducting on a monthly basis the highest investment management fee payable by a Similarly Managed Account. The highest fee payable is 1.00% of assets for Similarly Managed Accounts of the AllianceBernstein Emerging Markets Core Portfolio, 1.00% of assets for Similarly Managed Accounts of the AllianceBernstein Emerging Markets Growth Portfolio and .90% of assets for Similarly Managed Accounts of the AllianceBernstein Mid Cap Growth Portfolio, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Similarly Managed Accounts, and will reduce the returns of the Funds. Expenses associated with the distribution of Class A and Class C shares of the Funds in accordance with the plans adopted by the Boards of the Funds under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Similarly Managed Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Funds has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Similarly Managed Accounts may produce different results, and the results for different periods may vary.

The MSCI Emerging Markets Index (Capitalization Weighted) is used by the AllianceBernstein Emerging Markets Core Portfolio and the AllianceBernstein Emerging Markets Growth Portfolio and their Similarly Managed Accounts, for purposes of this example, as a benchmark to measure their relative performance. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The Russell Midcap(R) Growth Index is used by AllianceBernstein Mid Cap Growth Portfolio and its Similarly Managed Accounts for purposes of this example as a benchmark to measure its relative performance. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

To the extent the investment teams utilize investment techniques such as swaps, futures or options, the performance of the MSCI Emerging Markets Index (Capitalization Weighted) or the Russell Midcap(R) Growth Index may not be substantially comparable to the performance of the investment teams' Similarly Managed Accounts.

The performance data below is provided solely to illustrate the investment teams' performance in managing the Similarly Managed Accounts as measured against a broad-based market index. The performance of the Funds will be affected by the performance of the investment teams managing the Funds' assets. If the investment teams were to perform relatively poorly, the performance of the Funds would suffer. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Funds.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Funds' performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - SIMILARLY MANAGED ACCOUNTS*


                 AllianceBernstein                                                          AllianceBernstein
                 Emerging                              AllianceBernstein                    Mid Cap Growth
                 Markets Core                          Emerging Markets                     Portfolio
                 Portfolio           MSCI Emerging     Growth Portfolio    MSCI Emerging    Similarly
                 Similarly           Markets Index     Similarly Managed   Markets Index    Managed
                 Managed Accounts    (Capitalization   Accounts Total      (Capitalization  Accounts            Russell Midcap(R)
                 Total Return        Weighted)         Return**            Weighted)        Total Return**      Growth Index
--------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31:

2013              6.19%              -2.60%               3.12%             -2.60%           32.93%              35.74%
2012             12.37%              13.75%              20.59%             18.22%           12.25%              15.81%
2011               N/A                 N/A              -23.42%            -18.42%             .37%              -1.65%
2010               N/A                 N/A               14.97%             18.88%           31.94%              26.38%
2009               N/A                 N/A               76.94%             78.51%           48.00%              46.29%
2008               N/A                 N/A              -56.20%            -53.33%            N/A                  N/A
2007               N/A                 N/A               38.06%             39.39%            N/A                  N/A
2006               N/A                 N/A               30.13%             32.17%            N/A                  N/A
2005               N/A                 N/A               33.15%             34.00%            N/A                  N/A
2004               N/A                 N/A               29.99%             25.55%            N/A                  N/A
Cumulative       19.32%              10.79%             653.33%            547.52%          192.43%             185.84%
total return
for the period
from inception
of the
Similarly
Managed Accounts
to December 31,
2013***

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.
**    Net of all fees.
*** Net inception cumulative Similarly Managed Account and index returns are from the respective inception dates of the Similarly Managed Accounts (June 30, 2012 for the AllianceBernstein Emerging Markets Core Portfolio; September 30, 1991 for the AllianceBernstein Emerging Markets Growth Portfolio and December 31, 2008 for the AllianceBernstein Mid Cap Growth Portfolio).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
                                                                       Since
                                                       1 Year         Inception*
--------------------------------------------------------------------------------
AllianceBernstein Emerging Markets Core Portfolio
Similarly Managed Accounts                              6.19%          12.50%
MSCI Emerging Markets Index                            -2.60%           7.07%
(Capitalization Weighted)

*Inception date of Similarly Managed Account is June 30, 2012.

                                                                        Since
                                      1 Year 3 Years 5 Years 10 Years Inception*
 -------------------------------------------------------------------------------
AllianceBernstein Emerging Markets
  Growth Portfolio
Similarly Managed Accounts            3.12%   -1.61%  14.14%  10.19%   9.50%
MSCI Emerging Markets Index          -2.60%   -2.06%  14.79%  11.17%   8.76%
(Capitalization Weighted)

*  Inception date of Similarly Managed Accounts is September 30, 1991.



                                                                        Since
                                             1 Year  3 Years 5 Years  Inception*
--------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth Portfolio
Similarly Managed Accounts                   32.93%  14.41%   23.94%  23.94%
Russell Midcap(R) Growth Index               35.74%  15.63%   23.37%  23.37%

*  Inception date of Similarly Managed Accounts is December 31, 2008.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that a Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Generally, the Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights information is not available because the Funds had not yet commenced operation as of the date of this Prospectus.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Investor Resources--Calculators--Mutual Funds--Hypothetical Fee and Expense Calculator" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


AllianceBernstein Emerging Markets Core Portfolio


                                  Hypothetical          Investment                               Hypothetical
               Hypothetical       Performance             After             Hypothetical            Ending
Year            Investment          Earnings             Returns             Expenses*            Investment
--------------------------------------------------------------------------------------------------------------
1         $     10,000.00   $           478.75  $         10,053.75  $            595.91  $           9,882.84
2                9,882.84               494.14            10,376.98               197.16             10,179.82
3               10,179.82               508.99            10,688.81               203.09             10,485.72
4               10,485.72               524.29            11,010.01               209.19             10,800.82
5               10,800.82               540.04            11,340.86               215.48             11,125.38
6               11,125.38               556.27            11,681.65               221.95             11,459.70
7               11,459.70               572.99            12,032.69               228.62             11,804.07
8               11,804.07               590.20            12,394.27               235.49             12,158.78
9               12,158.78               607.94            12,766.72               242.57             12,524.15
10              12,524.15               626.21            13,150.36               249.86             12,900.50
---------------------------------------------------------------------------------------------------------------
Total                     $           5,499.82                      $           2,599.32




AllianceBernstein Emerging Markets Growth Portfolio


                                  Hypothetical          Investment                               Hypothetical
               Hypothetical       Performance             After             Hypothetical            Ending
Year            Investment          Earnings             Returns             Expenses*            Investment
-------------------------------------------------------------------------------------------------------------
1        $     10,000.00  $             478.75  $        10,053.75  $             595.41  $          9,883.34
2               9,883.34                494.17           10,377.51                198.21            10,179.30
3              10,179.30                508.97           10,688.27                204.15            10,484.12
4              10,484.12                524.21           11,008.33                210.26            10,798.07
5              10,798.07                539.90           11,337.97                216.56            11,121.41
6              11,121.41                556.07           11,677.48                223.04            11,454.44
7              11,454.44                572.72           12,027.16                229.72            11,797.44
8              11,797.44                589.87           12,387.31                236.60            12,150.71
9              12,150.71                607.54           12,758.25                243.68            12,514.57
10             12,514.57                625.73           13,140.30                250.98            12,889.32
--------------------------------------------------------------------------------------------------------------
Total                     $           5,497.93                      $           2,608.61



AllianceBernstein Mid Cap Growth Portfolio


                               Hypothetical          Investment                              Hypothetical
             Hypothetical       Performance            After            Hypothetical            Ending
 Year         Investment         Earnings             Returns             Expenses            Investment
 --------------------------------------------------------------------------------------------------------------
1       $       10,000.00  $            478.75 $         10,053.75  $             545.65  $           9,933.10
2                9,933.10               496.66           10,429.76                154.36             10,275.40
3               10,275.40               513.77           10,789.17                159.68             10,629.49
4               10,629.49               531.47           11,160.96                165.18             10,995.78
5               10,995.78               549.79           11,545.57                170.87             11,374.70
6               11,374.70               568.74           11,943.44                176.76             11,766.68
7               11,766.68               588.33           12,355.01                182.85             12,172.16
8               12,172.16               608.61           12,780.77                189.16             12,591.61
9               12,591.61               629.58           13,221.19                195.67             13,025.52
10              13,025.52               651.28           13,676.80                202.42             13,474.38
---------------------------------------------------------------------------------------------------------------
Total                     $           5,616.98                      $           2,142.60


* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following document is available upon request:

o  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

On the Internet: www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


Fund                                                           SEC File No.
-------------------------------------------------------------- -----------------
AllianceBernstein Emerging Markets Core Portfolio              811-01716
AllianceBernstein Emerging Markets Growth Portfolio            811-01716
AllianceBernstein Mid Cap Growth Portfolio                     811-01716

LOGO
[AB]
ALLIANCEBERNSTEIN


                                                ALLIANCEBERNSTEIN CAP FUND, INC.

                              -ALLIANCEBERNSTEIN EMERGING MARKETS CORE PORTFOLIO
            (Class A-________; Class C-__________; Advisor Class- _______; Class
           R-__________; Class K-________; Class I-__________; Class Z- _______)

                            -ALLIANCEBERNSTEIN EMERGING MARKETS GROWTH PORTFOLIO
            (Class A-________; Class C-__________; Advisor Class- _______; Class
           R-__________; Class K-________; Class I-__________; Class Z- _______)

                                     -ALLIANCEBERNSTEIN MID CAP GROWTH PORTFOLIO
            (Class A-________; Class C-__________; Advisor Class- _______; Class
           R-__________; Class K-________; Class I-__________; Class Z- _______)


--------------------------------------------------------------------------------
                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                           Toll Free: (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                April [_], 2014
--------------------------------------------------------------------------------

            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated April [_], 2014, for the AllianceBernstein(R) Emerging Markets Core Portfolio ("Emerging Markets Core"), AllianceBernstein(R) Emerging Markets Growth Portfolio ("Emerging Markets Growth") and AllianceBernstein(R) Mid Cap Growth Portfolio ("Mid Cap Growth") (each a "Fund" and collectively, the "Funds") of AllianceBernstein Cap Fund, Inc. (the "Company") that offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds (the "Prospectus"). Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS.............................1
INVESTMENT RESTRICTIONS......................................................30
MANAGEMENT OF THE FUNDS......................................................32
EXPENSES OF THE FUNDS........................................................58
REDEMPTION AND REPURCHASE OF SHARES..........................................83
SHAREHOLDER SERVICES.........................................................85
NET ASSET VALUE..............................................................88
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................92
PORTFOLIO TRANSACTIONS......................................................100
GENERAL INFORMATION.........................................................104
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM...................................................107
APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING...........A-1


-------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

            The Company is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's shares are offered in separate series. Each Fund is a series of the Company, a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. Except as otherwise noted, each Fund's investment objective and policies described below are not "fundamental policies" within the meaning of the "1940 Act", and may, therefore, be changed by the Board of Directors of the Company (the "Board" or the "Directors") without shareholder approval. However, a Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They consequently entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            The Funds may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities that they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives
-----------

            The Funds may, but are not required to, use derivatives for hedging or other risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives--options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by the Fund are described below. Derivatives include listed and cleared transactions where the Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. . This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Fund will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies are subject to additional registration and reporting requirements. AllianceBernstein L.P., the Funds' adviser (the "Adviser") and the Funds have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Funds and are not currently subject to these registration and reporting requirements under the CEA.

Use of Options, Futures, Forwards and Swaps by a Fund
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            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            The Funds may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. Dollar and other currencies. The Funds may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such forward transactions at prices inferior to the then current market values. The Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, the Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Funds may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, a Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            In addition, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making investments in foreign currencies. The Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, the market for interest rate futures contracts may be more liquid than the cash market for individual bonds, and the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in its value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, the Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of futures contracts on foreign currencies and options on such contracts for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            -Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which the Funds may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. A Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a when issued basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or "when-issued" basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party files for bankruptcy, becomes insolvent, or defaults on its obligation, the Fund may be adversely affected.

Illiquid Securities
-------------------

            The Funds will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Funds' net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by a Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. As discussed in more detail below, securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended, (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Funds that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
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            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETFs shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules and regulations may be amended from time to time). Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund will be compensated for the loan from the net return from the interest earned on the cash collateral after a rebate is paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and fees are paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right, by providing notice to the borrower at any time, to call a loan and obtain the securities loaned within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities.

            A Fund will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund's risk. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            A Fund will not have the right to vote on any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed-rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Therefore, preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Because REITs are often smaller capitalization companies, investing in REITs may involve risks similar to those associated with investing in such companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            The terms of reverse repurchase agreements are essentially the reverse of "Repurchase Agreements" described above; in a reverse repurchase agreement transaction, a Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. In addition, during the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities posted as collateral. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back.

            By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. The Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase transaction and any securities it purchases with the cash it receives under the reverse repurchase agreement. On the other hand, the use of leverage creates the opportunity for increased income for the Fund's shareholders when the Fund achieves a higher rate of return on the securities it sells in the reverse repurchase transaction and the investment of the transaction proceeds than it effectively pays in interest on the transaction.

            Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In addition, if the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

            A Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Fund may make short sales of securities or maintain short positions. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the Fund's gain is limited to the price at which the security is sold short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Special Situations
------------------

            A Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements in the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

             A Fund may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Fund and that are unavailable on a firm commitment basis. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for the Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: A Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, futures contract or index.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Funds' shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed such return, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if a Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose the Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When the Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Additional Risks of Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            However, the purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with United States generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are often higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund's assets should these conditions or events recur.

            Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by the Funds could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "United States Federal Income Taxation of the Fund".

            Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and with readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. The Funds may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, the Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Fund's total assets (adjusted to reflect the Fund's net position after giving effect to currency transactions) is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. The Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

            If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of the Funds' outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Funds represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Funds, whichever is less.

            As a matter of fundamental policy, a Fund:

                  (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                  (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                  (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                  (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                  (e) may purchase and sell commodities to the extent allowed by applicable law; and

                  (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            The Funds are "non-diversified" investment companies, which means the Funds are not limited in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because the Funds are non-diversified investment companies, they may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Non-Fundamental Investment Policy
---------------------------------

            The following is a description of an operating policy that the Funds have adopted but that is not fundamental and is subject to change without shareholder approval.

            The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                            MANAGEMENT OF THE FUNDS

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The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2013, totaling approximately $450 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of December 31, 2013, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries              [__]%
            AllianceBernstein Holding L.P.        [__]
            Unaffiliated holders                  [__]
                                             ------------
                                                 100.0%
                                             ============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2013, AXA also owned approximately [__]% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate [__]% economic interest in the Adviser as of December 31, 2013.

Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to the Board's oversight.

            Under the Funds' Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments, and provides persons satisfactory to the Board to act as officers of the Funds. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under the Funds' Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, the Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by the Board.

            The Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter.

            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund, by a vote of a majority of the Directors, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchase or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the Adviser's clients (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

EMERGING MARKETS CORE

            Effective as of April [__], the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.175% of the first $1 billion, 1.05% of the excess over $1 billion up to $2 billion, 1.00% of the excess over $2 billion up to $3 billion, 0.90% of the excess over $3 billion up to $6 billion, and 0.85% of the excess over $6 billion of the Fund's average daily net assets. The Adviser has not received advisory fees from the Fund because the Fund has not yet commenced operations. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.70%, 2.45%, 1.45%, 1.95%, 1.70%, 1.45% and 1.45%
of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. Also, the Adviser is currently waiving its management fee in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time.

EMERGING MARKETS GROWTH

            Effective as of April [_], the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.175% of the first $1 billion, 1.05% of the excess over $1 billion up to $2 billion, 1.00% of the excess over $2 billion up to $3 billion, 0.90% of the excess over $3 billion up to $6 billion, and 0.85% of the excess over $6 billion of the Fund's average daily net assets. The Adviser has not received advisory fees from the Fund because the Fund has not yet commenced operations. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.70%, 2.45%, 1.45%, 1.95%, 1.70%, 1.45% and 1.45%
of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above. Also, the Adviser is currently waiving its management fee in an additional amount of .05% of average daily net assets, although this additional waiver can be terminated by the Adviser at any time.

MID CAP GROWTH

            Effective as of April [_], the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $6 billion of the Fund's average daily net assets. The Adviser has not received advisory fees from the Fund because the Fund has not yet commenced operations. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 1.20%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreement may not be terminated before April [____]. Fees waived and expenses borne by the Adviser are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause a Fund's total annualized operating expenses to exceed the amounts listed above.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.

                                                                        PORTFOLIOS
                                                                        IN ALLIANCE-   OTHER PUBLIC
                                                                        BERNSTEIN      COMPANY
                               PRINCIPAL                                FUND           DIRECTORSHIPS
NAME, ADDRESS,*                OCCUPATION(S)                            COMPLEX        HELD BY
AGE AND (YEAR                  DURING PAST                              OVERSEEN BY    DIRECTOR IN THE
FIRST ELECTED**)               FIVE YEARS OR LONGER                     DIRECTOR       PAST FIVE YEARS
----------------               --------------------                     -----------    ---------------
INDEPENDENT DIRECTORS

Chairman of the Board

Marshall C. Turner, Jr., # ^   Private Investor since prior to             99          Xilinx, Inc.
72                             2009.  Former CEO of Dupont                             (programmable logic
(2014)                         Photomasks, Inc. (components of                         semi-conductors) and
                               semi-conductor manufacturing),                          SunEdison, Inc.
                               2003-2006, and interim CEO                              (semi-conductor
                               1999-2000.  Interim CEO of MEMC                         substrates, solar
                               Electronic Materials, Inc.                              materials and solar
                               (semi-conductor and solar cell                          power plants) since
                               substrates) from November 2008 until                    prior to 2009
                               March 2009. He has extensive
                               operating and early-stage investment
                               experience, including prior service
                               as general partner of three
                               institutional venture capital
                               partnerships, and serves on the
                               boards of three education and
                               science-related non-profit
                               organizations. He has served as a
                               director of one AllianceBernstein
                               fund since 1992, and director or
                               trustee of multiple
                               AllianceBernstein funds since 2005.
                               He is Chairman of the
                               AllianceBernstein Funds since
                               January 2014.

John H. Dobkin, #              Independent Consultant since prior          99          None
72                             to 2009.  Formerly, President of
(2014)                         Save Venice, Inc. (preservation
                               organization) from 2001-2002; Senior
                               Advisor from June 1999-June 2000 and
                               President of Historic Hudson Valley
                               (historic preservation) from
                               December 1989-May 1999. Previously,
                               Director of the National Academy of
                               Design. He has served as a director
                               or trustee of various
                               AllianceBernstein Funds since 1992,
                               and as Chairman of the Audit
                               Committees of a number of such Funds
                               from 2001-2008.

Michael J. Downey, #           Private Investor since prior to 2009.       99          Asia Pacific Fund,
70                             Formerly, managing partner of                           Inc. since prior to
(2014)                         Lexington Capital, LLC (investment                      2009, Prospect
                               advisory firm) from December 1997                       Acquisition Corp.
                               until December 2003. From 1987 until                    (financial services)
                               1993, Chairman and CEO of Prudential                    from 2007 until
                               Mutual Fund Management, director of                     2009, and The Merger
                               the Prudential mutual funds, and                        Fund since prior to
                               member of the Executive Committee of                    2009 until 2013
                               Prudential Securities Inc. He has
                               served as a director or trustee of
                               the AllianceBernstein Funds since
                               2005 and is a director and Chairman
                               of one other registered investment
                               company.

William H. Foulk, Jr., #, ##   Investment Adviser and an Independent       99          None
81                             Consultant since prior to 2009.
(2014)                         Previously, he was Senior Manager of
                               Barrett Associates, Inc., a
                               registered investment adviser. He was
                               formerly Deputy Comptroller and Chief
                               Investment Officer of the State of
                               New York and, prior thereto, Chief
                               Investment Officer of the New York
                               Bank for Savings. He has served as a
                               director or trustee of various
                               AllianceBernstein Funds since 1983,
                               and has been Chairman of the
                               Independent Directors Committee of
                               the AllianceBernstein Funds since
                               2003. He served as Chairman of such
                               Funds from 2003 through December
                               2013.

D. James Guzy, #               Chairman of the Board of PLX                99          PLX Technology
77                             Technology (semi-conductors) and of                     (semi-conductors)
(2014)                         SRC Computers Inc., with which he has                   since prior to 2009,
                               been associated since prior to 2009.                    and Cirrus Logic
                               He was a director of Intel                              Corporation
                               Corporation (semi-conductors) from                      (semi-conductors)
                               1969 until 2008, and served as                          since prior to 2009
                               Chairman of the Finance Committee of                    until July 2011
                               such company for several years until
                               May 2008. He was a Director of Cirrus
                               Logic Corporation (semi-conductors)
                               from 1984 until July 2011. He has
                               served as a director or trustee of
                               one or more of the AllianceBernstein
                               Funds since 1982.

Nancy P. Jacklin, #            Professorial Lecturer at the Johns          99          None
65                             Hopkins School of Advanced
(2014)                         International Studies since 2008.
                               Formerly, U.S. Executive Director of
                               the International Monetary Fund
                               (December 2002-May 2006); Partner,
                               Clifford Chance (1992-2002); Sector
                               Counsel, International Banking and
                               Finance, and Associate General
                               Counsel, Citicorp (1985-1992);
                               Assistant General Counsel
                               (International), Federal Reserve
                               Board of Governors (1982-1985); and
                               Attorney Advisor, U.S. Department of
                               the Treasury (1973-1982). Member of
                               the Bar of the District of Columbia
                               and of New York; and member of the
                               Council on Foreign Relations. She has
                               served as a director or trustee of
                               the AllianceBernstein Funds since 2006.

Garry L. Moody, #              Independent Consultant. Formerly,           99          Greenbacker
61                             Partner, Deloitte & Touche LLP                          Renewable Energy
(2014)                         (1995-2008) where he held a number of                   Company LLC,
                               senior positions, including Vice                        (renewable energy
                               Chairman, and U.S. and Global                           and energy
                               Investment Management Practice                          efficiency projects)
                               Managing Partner; President, Fidelity                   from August 2013
                               Accounting and Custody Services                         until January 2014
                               Company (1993-1995); and Partner,
                               Ernst & Young LLP (1975-1993), where
                               he served as the National Director of
                               Mutual Fund Tax Services and Managing
                               Partner of its Chicago Office Tax
                               department. He is a member of both
                               the Governing Council of the
                               Independent Directors Council (IDC),
                               an organization of independent
                               directors of mutual funds, and the
                               Trustee Advisory Board of BoardIQ, a
                               biweekly publication focused on
                               issues and news affecting directors
                               of mutual funds.  He has served as a
                               director or trustee, and as Chairman
                               of the Audit Committee, of the
                               AllianceBernstein Funds since 2008.

Earl D. Weiner, #              Of Counsel, and Partner prior to            99          None
74                             January 2007, of the law firm
(2014)                         Sullivan & Cromwell LLP and member of
                               ABA Federal Regulation of Securities
                               Committee Task Force to draft
                               editions of the Fund Director's
                               Guidebook. He also serves as a
                               director or trustee of various
                               non-profit organizations and has
                               served as Chairman or Vice Chairman
                               of a number of them. He has served as
                               a director or trustee of the
                               AllianceBernstein Funds since 2007
                               and is Chairman of the Governance and
                               Nominating Committees of the Funds.
INTERESTED DIRECTOR
Robert M. Keith, +, ++         Senior Vice President of                    99          None
53                             AllianceBernstein L.P. (the
(2014)                         "Adviser")++ and the head of
                               AllianceBernstein Investments , Inc.
                               ("ABI")++ since July 2008;  Director
                               of ABI and President of the
                               AllianceBernstein Mutual Funds.
                               Previously, he served as Executive
                               Managing Director of ABI from
                               December 2006 to June 2008. Prior to
                               joining ABI in 2006, Executive
                               Managing Director of Bernstein Global
                               Wealth Management, and prior thereto,
                               Senior Managing Director and Global
                               Head of Client Service and Sales
                               of the Adviser's institutional
                               investment management business since
                               2004.  Prior thereto, he was Managing
                               Director and Head of North American
                               Client Service and Sales in the
                               Adviser's institutional investment
                               management business, with which he
                               had been associated since prior to
                               2004.

--------------------------

* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Funds' Directors.
#     Member of the Fair Value Pricing Committee.
## Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Funds.
^     Mr. Turner became Chairman of the Board on January 1, 2014.

            The business and affairs of each Fund are overseen by the direction of the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Funds' governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Funds, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has been a director of Greenbacker Renewable Energy LLC and has served as a director or trustee and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies; he also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them, and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Funds' Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of each Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's independent compliance officer), its independent registered public accounting firm, and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee of the Funds has not yet met.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee of the Funds has not yet met.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Funds' current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on a Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Funds has not yet met.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Funds met on February 4-5, 2014 to approve the Advisory and Distribution Services Agreements for the Funds.

            The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.


                        DOLLAR RANGE        DOLLAR RANGE
                        OF EQUITY           OF EQUITY          DOLLAR RANGE        AGGREGATE DOLLAR
                        SECURITIES IN       SECURITIES IN      OF EQUITY           RANGE OF EQUITY
                        EMERGING            EMERGING           SECURITIES IN       SECURITIES IN THE
                        MARKET CORE         MARKET             MID CAP             ALLIANCEBERNSTEIN
                        AS OF               GROWTH AS OF       GROWTH AS OF        FUND COMPLEX AS OF
                        DECEMBER 31, 2013   DECEMBER 31, 2013  DECEMBER 31, 2013   DECEMBER 31, 2013
                        -----------------   -----------------  -----------------   -----------------
John H. Dobkin               None                None               None           Over $100,000
Michael J. Downey            None                None               None           Over $100,000
William H. Foulk, Jr.        None                None               None           Over $100,000
D. James Guzy                None                None               None           Over $100,000
Nancy P. Jacklin             None                None               None           Over $100,000
Robert M. Keith*             None                None               None                None
Garry L. Moody               None                None               None           Over $100,000
Marshall C. Turner, Jr.      None                None               None           Over $100,000
Earl D. Weiner               None                None               None           Over $100,000

--------
*For information presented as of December 31, 2013 with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partner Compensation Plan, are not included.

Officer Information
-------------------

            Certain information concerning the Funds' officers is set forth below.

NAME, ADDRESS,*           POSITION(S)                       PRINCIPAL OCCUPATION
AND AGE                   HELD WITH FUND                    DURING PAST 5 YEARS
---------------           --------------                    --------------------
Robert M. Keith,          President and Chief Executive     See biography above.
53                        Officer

Philip L Kirstein,        Senior Vice President and         Senior Vice President and Independent
68                        Independent Compliance Officer    Compliance Officer of the funds in the
                                                            AllianceBernstein Fund Complex, with
                                                            which he has been associated since
                                                            October 2004.  Prior thereto, he was
                                                            Of Counsel to Kirkpatrick & Lockhart,
                                                            LLP from October 2003 to October 2004,
                                                            and General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to March 2003.

Emilie D. Wrapp,          Secretary                         Senior Vice President, Assistant
58                                                          General Counsel and Assistant
                                                            Secretary of ABI,** with which she has
                                                            been associated since prior to 2009.

Vincent S. Noto,          Chief Compliance Officer          Chief Compliance Officer of the
49                                                          AllianceBernstein Funds, and Vice
                                                            President of ABIS**, with which he has
                                                            been associated since prior to 2009.

Joseph J. Mantineo,       Treasurer and Chief               Senior Vice President of ABIS,** with
54                        Financial Officer                 which he has been associated since
                                                            prior to 2009.

Phyllis J. Clarke,        Controller                        Vice President of ABIS,** with which
53                                                          she has been associated since prior to
                                                            2009.

Emerging Markets Core
---------------------

Sammy Suzuki,             Vice President                    Senior Vice President of the
43                                                          Adviser***, with which he has been
                                                            associated since prior to 2009.

Stuart Rae,               Vice President                    Senior Vice President of the
48                                                          Adviser***, with which he has been
                                                            associated since prior to 2009.

Emerging Markets Growth
-----------------------

Laurent Saltiel,          Vice President                    Senior Vice President and Team Leader
44                                                          and Senior Portfolio Manager of
                                                            International Large Cap Growth and
                                                            Emerging Market Growth of the Adviser,
                                                            with which he has been associated in a
                                                            substantially similar capacity to his
                                                            current position since 2010. Prior
                                                            thereto, he was associated with Janus
                                                            Capital as a portfolio manager,
                                                            beginning prior to 2009.
Mid Cap Growth
--------------

John H. Fogarty,          Vice President                    Senior Vice President and Team Leader
44                                                          of U.S. Mid Cap Fundamental Growth of
                                                            the Adviser, with which he has been
                                                            associated in a substantially similar
                                                            capacity to his current position since
                                                            prior to 2009.

-------------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of each Fund.

            The Funds do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The estimated aggregate compensation to be paid to the Directors by the Funds for the fiscal year or period ending June 30, 2014 with respect to Emerging Markets Core and Emerging Markets Growth and July 31, 2014 with respect to Mid Cap Growth the aggregate compensation paid to each of the Directors during calendar year 2013 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other fund in the AllianceBernstein Fund Complex provide compensation in the form of pension or retirement benefits to any of the directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                           Estimated        Estimated
                           Aggregate        Aggregate          Estimated
                           Compensation     Compensation       Aggregate
Name of Director           from Emerging    from Emerging      Compensation from
of the Fund                Markets Core*    Markets Growth*    Mid Cap Growth*
----------------           -------------    ---------------    -----------------

John H. Dobkin                $    596         $    596           $    596
Michael J. Downey             $    596         $    596           $    596
William H. Foulk, Jr.         $  1,220         $  1,220           $  1,220
D. James Guzy                 $    596         $    596           $    596
Nancy P. Jacklin              $    596         $    596           $    596
Robert M. Keith               $      0         $      0           $      0
Garry L. Moody                $    693         $    693           $    693
Marshall C. Turner, Jr.       $    596         $    596           $    596
Earl D. Weiner                $    596         $    596           $    596

--------
* Estimated compensation that will be paid by the Fund during the fiscal periods or years ending June 30, 2014 and July 31, 2014.

                                               Total Number of
                                               Registered             Total Number of
                                               Investment             Investment
                                               Companies              Portfolios
                                               within the             within the
                                               AllianceBernstein      AllianceBernstein
                         Total Compensation    Fund Complex,          Fund Complex,
                         from the              Including the Fund,    Including the Fund,
                         AllianceBernstein     as to which the        as to which the
Name of Director         Fund Complex,         Director is a          Director is a
of the Fund              Including the Fund    Director or Trustee    Director or Trustee
--------------           ------------------    -------------------    -------------------
John H. Dobkin                $262,000                31                      99
Michael J. Downey             $262,000                31                      99
William H. Foulk, Jr.         $487,000                31                      99
D. James Guzy                 $262,000                31                      99
Nancy P. Jacklin              $262,000                31                      99
Robert M. Keith               $      0                31                      99
Garry L. Moody                $297,000                31                      99
Marshall C. Turner, Jr.       $262,000                31                      99
Earl D. Weiner                $280,000                31                      99

            As of February 7, 2014 the Directors and officers of the Fund as a group owned less than 1% of the shares of each Fund.

Additional Information About the Portfolio Managers
---------------------------------------------------

EMERGING MARKETS CORE

            The management of, and investment decisions for, the Fund's portfolios are made by its senior investment management team. Mr. Sammy Suzuki and Mr. Stuart Rae are the investment professional primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Manager"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

             As of January 31, 2014 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.

-----------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT COMPANIES
                                  (excluding the Funds)
-----------------------------------------------------------------------------------------
                                                         Number of
                                                         Registered     Total Assets of
                     Total Number                        Investment     Registered
                     of Registered  Total Assets of      Companies      Investment
                     Investment     Registered           Managed with   Companies Managed
                     Companies      Investment           Performance-   with Performance-
Portfolio Manager    Managed        Companies Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------
Sammy Suzuki          13            $2,497,000,000       None           None
Stuart Rae            10            $2,287,000,000       None           None
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------
                                                         Number of
                     Total Number                        Other Pooled   Total Assets
                     of Other                            Investment     of Other
                     Pooled         Total Assets         Vehicles       Pooled Investment
                     Investment     of Other             Managed with   Vehicles Managed
                     Vehicles       Pooled Investment    Performance-   with Performance-
Portfolio Manager    Managed        Vehicles Managed     based Fees     based Fees
-----------------------------------------------------------------------------------------
Sammy Suzuki         13             $2,354,000,000       1              $ 35,000,000
Stuart Rae           22             $3,474,000,000       2              $321,000,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     OTHER ACCOUNTS
-----------------------------------------------------------------------------------------
                                                         Number of      Total Assets of
                     Total Number                        Other Accounts Other Accounts
                     of Other       Total Assets of      Managed with   Managed with
                     Accounts       Other Accounts       Performance-   Performance-
Portfolio Manager    Managed        Managed              based Fees     based Fees
-----------------------------------------------------------------------------------------
Sammy Suzuki          18            $2,850,000,000          2           $870,000,000
Stuart Rae            34            $5,564,000,000          2           $870,000,000
-----------------------------------------------------------------------------------------

EMERGING MARKETS GROWTH

            The management of, and investment decisions for, the Fund's portfolios are made by its senior investment management team. Mr. Laurent Saltiel is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Manager"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            As of January 31, 2014 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.

-----------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT COMPANIES
                                  (excluding the Funds)
-----------------------------------------------------------------------------------------
                                                         Number of
                                                         Registered     Total Assets of
                     Total Number                        Investment     Registered
                     of Registered  Total Assets of      Companies      Investment
                     Investment     Registered           Managed with   Companies Managed
                     Companies      Investment           Performance-   with Performance-
Portfolio Manager    Managed        Companies Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------
Laurent Saltiel       62             $14,803,000,000     None            None
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------
                                                         Number of
                     Total Number                        Other Pooled   Total Assets
                     of Other                            Investment     of Other
                     Pooled         Total Assets         Vehicles       Pooled Investment
                     Investment     of Other             Managed with   Vehicles Managed
                     Vehicles       Pooled Investment    Performance-   with Performance-
Portfolio Manager    Managed        Vehicles Managed     based Fees     based Fees
-----------------------------------------------------------------------------------------
Laurent Saltiel      190            $27,142,000,000      3              $197,000,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     OTHER ACCOUNTS
-----------------------------------------------------------------------------------------
                                                         Number of      Total Assets of
                     Total Number                        Other Accounts Other Accounts
                     of Other       Total Assets of      Managed with   Managed with
                     Accounts       Other Accounts       Performance-   Performance-
Portfolio Manager    Managed        Managed              based Fees     based Fees
-----------------------------------------------------------------------------------------
Laurent Saltiel       23            $11,104,000,000       1              $35,000,000
-----------------------------------------------------------------------------------------

MID CAP GROWTH

            The management of, and investment decisions for, the Fund's portfolios are made by its senior investment management team. Mr. John H. Fogarty is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio (the "Portfolio Manager"). For additional information about the portfolio management of the Funds, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

            As of January 31, 2014 the Fund's portfolio managers owned none of the Fund's equity securities directly or beneficially.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2013.

-----------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT COMPANIES
                                  (excluding the Funds)
-----------------------------------------------------------------------------------------
                                                         Number of
                                                         Registered     Total Assets of
                     Total Number                        Investment     Registered
                     of Registered  Total Assets of      Companies      Investment
                     Investment     Registered           Managed with   Companies Managed
                     Companies      Investment           Performance-   with Performance-
Portfolio Manager    Managed        Companies Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------
John H. Fogarty       30            $8,105,000,000       None            None
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                            OTHER POOLED INVESTMENT VEHICLES
-----------------------------------------------------------------------------------------
                                                         Number of
                     Total Number                        Other Pooled   Total Assets
                     of Other                            Investment     of Other
                     Pooled         Total Assets         Vehicles       Pooled Investment
                     Investment     of Other             Managed with   Vehicles Managed
                     Vehicles       Pooled Investment    Performance-   with Performance-
Portfolio Manager    Managed        Vehicles Managed     based Fees     based Fees
-----------------------------------------------------------------------------------------
John H. Fogarty      22             $759,000,000         None           None
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     OTHER ACCOUNTS
-----------------------------------------------------------------------------------------
                                                         Number of      Total Assets of
                     Total Number                        Other Accounts Other Accounts
                     of Other       Total Assets of      Managed with   Managed with
                     Accounts       Other Accounts       Performance-   Performance-
Portfolio Manager    Managed        Managed              based Fees     based Fees
-----------------------------------------------------------------------------------------
John H. Fogarty       26,648        $5,717,000,000        1              $16,000,000
-----------------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure.
--------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not generally tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

             The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

             Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

           The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute each Fund's shares and to permit each Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plan will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors of the Funds who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose.

            All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of each Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, a Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a "reimbursement plan", which means that it reimburses the distributor for the actual costs of services rendered.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees or through deferred sales charges in respect of shares of such class.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of a Fund as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class C shares and the distribution services fees on the Class R and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class C, Class R or Class K shares under the Plan of a Fund is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares, Class R shares and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees subsequently payable under the Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the other classes of shares, reflecting the additional costs associated with the Class C CDSCs. The Funds have not yet paid ABIS pursuant to the Transfer Agency Agreement because the Funds have not yet commenced operations.

            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for sub-accounting or shareholder servicing or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            Shares of the Funds are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Fund, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Purchase of Shares
------------------

            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the Fund Closing Time, which is the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) on each day the Exchange is open by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of a Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If a financial intermediary or ABIS receives an order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time, on the Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue stock certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent.

            Each class of shares in a Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee,
(iii) Class C shares bear higher transfer agency costs than that borne by the other classes of shares, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund irrespective of its investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

            o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Alternative Purchase Arrangements
---------------------------------

            Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans and Tax-Deferred Accounts" below. "Group Retirement Plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  SALES CHARGE

                                                                          Discount or
                                                                          Commission to
                                                      As % of             Dealers or Agents
                                 As % of Net          the Public          of up to % of
Amount of Purchase               Amount Invested      Offering Price      Offering Price
------------------               ---------------      --------------      -----------------
Up to $100,000................       4.44%                4.25%                 4.00%
$100,000 up to $250,000.......       3.36                 3.25                  3.00
$250,000 up to $500,000.......       2.30                 2.25                  2.00
$500,000 up to $1,000,000*....       1.78                 1.75                  1.50
------------------------------------------

*   There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

            A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission re-allowed to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

             Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "Relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own account through an omnibus account with the broker-dealers or financial intermediaries;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that, in either case, are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, if applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986 (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the Relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or Relative, or by the estate of any such person or Relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million, to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

            Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans").

            Class Z shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or
(iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i) (iii) and (iv) under "Class A Shares -- Sales at NAV". Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R, or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans And Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

             Class Z Shares. Class Z shares are available to certain group retirement plans. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees. Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.

             Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs For Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (and/or any other AllianceBernstein Mutual Fund) into a single "purchase". By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;
(ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
 -AllianceBernstein 2000 Retirement Strategy
 -AllianceBernstein 2005 Retirement Strategy
 -AllianceBernstein 2010 Retirement Strategy
 -AllianceBernstein 2015 Retirement Strategy
 -AllianceBernstein 2020 Retirement Strategy
 -AllianceBernstein 2025 Retirement Strategy
 -AllianceBernstein 2030 Retirement Strategy
 -AllianceBernstein 2035 Retirement Strategy
 -AllianceBernstein 2040 Retirement Strategy
 -AllianceBernstein 2045 Retirement Strategy
 -AllianceBernstein 2050 Retirement Strategy
 -AllianceBernstein 2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
 -AllianceBernstein Bond Inflation Strategy
 -AllianceBernstein Government Reserves Portfolio -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
 -AllianceBernstein Tax-Aware Fixed Income Portfolio AllianceBernstein Cap Fund, Inc.
 -AllianceBernstein Concentrated Growth Fund
 -AllianceBernstein Dynamic All Market Fund
 -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
 -California Portfolio
 -National Portfolio
 -New York Portfolio
 -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
 -Arizona Portfolio
 -Massachusetts Portfolio
 -Michigan Portfolio
 -Minnesota Portfolio
 -New Jersey Portfolio
 -Ohio Portfolio
 -Pennsylvania Portfolio
 -Virginia Portfolio
AllianceBernstein Trust
 -AllianceBernstein Discovery Value Fund
 -AllianceBernstein Global Value Fund
 -AllianceBernstein International Value Fund
 -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
 -AllianceBernstein Balanced Wealth Strategy
 -AllianceBernstein Conservative Wealth Strategy
 -AllianceBernstein Growth Fund
 -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
 -Intermediate California Municipal Portfolio
 -Intermediate Diversified Municipal Portfolio
 -Intermediate New York Municipal Portfolio
 -International Portfolio
 -Short Duration Portfolio
 -Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under the Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

      (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

      (b)   your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing sub-accounting or shareholder servicing.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2014, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately .05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22 million. For 2013, ABI is expected to pay approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Funds and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. To the extent that these expenses are paid by the Funds, they are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            JP Morgan Securities
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Northwestern Mutual Investment Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            Santander Securities
            UBS Financial Services
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. In such cases, orders will receive the NAV next-computed after such order is properly received by the authorized broker or designee and accepted by the Funds.

Redemption
----------

            Subject only to the limitations described below, the Charter of the Company requires that a Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next-computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of a Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund by mail, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Funds may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            Telephone Redemption - Payment by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption with payment by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request for payment by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption - Payment by Check. Each Fund shareholder is eligible to request redemption with payment by check of Fund shares by telephone at (800) 221-5672 before the Fund Closing Time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or "street name" accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            The Funds may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next-determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase and redemption information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Funds to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Funds as described above with respect to financial intermediaries is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

Account Closure
---------------

            General. The Funds reserve the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until a Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AllianceBernstein Mutual Fund you originally purchased for cash is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of the Funds receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Funds.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price. An OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (c) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board's Valuation Committee the next day;

            (d) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (e) a listed right is valued at the last traded price provided by approved pricing vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (f) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (g) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (h) U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity if the original term to maturity exceeded 60 days. The Adviser is responsible for monitoring whether any circumstances have occurred that indicate that the use of the amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (i) a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser reasonably believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendors normally provide mid prices, reflecting the convention of the particular markets. The prices provided by a pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (j) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (k) bridge loans are valued at fair value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur from a significant change in the high-yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (l) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor;

            (m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (n) swap pricing: various approved external vendors are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (o) interest rate caps, floors and swaptions are valued at the present value of the terms of the agreements, which is provided by approved vendors; and

            (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            Each Fund values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to their oversight, the Directors have delegated responsibility for valuing the Funds' assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Directors, to value the Funds' assets on behalf of the Funds. The Valuation Committee values Fund assets as described above.

            The Board may suspend the determination of a Fund's NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to each class of shares will be invested together in a single portfolio for a Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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            Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the distribution services fee applicable to a class of shares (if any), and the transfer agency costs relating to a class of shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal U.S. federal income tax considerations pertinent to a Fund and to shareholders of the Fund. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
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General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            A Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 that year or, if later during the calendar year, the last day of the Fund's taxable year (i.e., November 30 or December 31) if the Fund is eligible to elect and so elects, and
(iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Fund has made a "mark-to-market" election. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains .. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

            After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income". In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
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            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Under a provision which expired on December 31, 2013, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income were not subject to this withholding tax if so designated. The expiration date of this provision may be extended by Congress, but there can be no assurances that this will be the case.

            A foreign shareholder generally would be exempt from federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Fund can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

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                             PORTFOLIO TRANSACTIONS

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            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). A Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Funds determine in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with a Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

            A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            Transactions for the Funds in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            A Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances the placement of orders with such brokers would be consistent with each Funds' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. The policies and procedures relating to disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds' operation or useful to the Funds' shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect a Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            Each Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of the Fund's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by credit risk or securities type, as applicable, approximately 45 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                              GENERAL INFORMATION

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            Emerging Markets Core is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Emerging Markets Core Portfolio".

            Emerging Markets Growth is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Emerging Markets Growth Portfolio".

            Mid Cap Growth is a series of the Company, a Maryland corporation. The Fund was organized in 2014 under the name "AllianceBernstein Mid Cap Growth Portfolio".

            The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Funds' assets and, upon redeeming shares, will receive the then current NAV of the Funds represented by the redeemed shares less any applicable CDSC. Each Fund is empowered to establish, without shareholder approval, additional portfolios and additional classes of shares within the Fund. If an additional portfolio or an additional class within the Fund were established, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

            Each class of shares of the Funds represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each class of shares bears its own Rule 12b-1 fees (if any) and transfer agency expenses. Each class of shares of the Funds votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Funds, are entitled to receive the net assets of the Funds.

Custodian and Accounting Agent
------------------------------

            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109, will act as the custodian for the assets of Emerging Markets Core and Emerging Markets Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Funds' Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Funds' foreign securities.

            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA 02111 acts as the custodian for Mid Cap Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Funds offered hereby will be passed upon by Seward & Kissel LLP, New York, NY.

Independent Registered Public Accounting Firm
---------------------------------------------

            [___________________________], has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            [Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.]

Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

No financial statements are available for the Funds because they had not commenced operations as of the date of the Prospectus.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

            As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

            We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

            This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

            Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

            This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.  CORPORATE GOVERNANCE

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.  ELECTIONS OF DIRECTORS

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.  APPOINTMENT OF AUDITORS

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.  CHANGES IN LEGAL AND CAPITAL STRUCTURE

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.  CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.  PROPOSALS AFFECTING SHAREHOLDER RIGHTS

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.  ANTI-TAKEOVER MEASURES

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.  EXECUTIVE COMPENSATION

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

3.1.  ENGAGEMENT

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

3.2.  CONFLICTS OF INTEREST

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.  PROXIES OF CERTAIN NON-U.S. ISSUERS

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

3.4.  LOANED SECURITIES

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  PROXY COMMITTEE

            We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

            Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

      Proxy Committee
      ---------------
      Vincent DuPont:  SVP-Equities
      Linda Giuliano:  SVP-Equities
      Stephen Grillo:  VP-Equities
      David Lesser:    VP-Legal
      Mark Manley:     SVP-Legal
      Andrew Weiner:   SVP-Equities

3.6.  PROXY VOTING RECORDS

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C
                               OTHER INFORMATION

ITEM 28.     Exhibits

            (a)   (1)   Articles of Amendment and Restatement of Articles of
                        Incorporation of Registrant, dated May 11, 2011 and filed May 16, 2011 - Incorporated by reference to
                        Exhibit (a) to Post-Effective Amendment No. 96 of
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 3, 2011.

                  (2) Articles Supplementary to Articles of Incorporation of Registrant, dated June 15, 2011 and filed June 17, 2011
                        - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 97 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 17, 2011.

                  (3) Articles Supplementary to Articles of Incorporation of Registrant, dated September 21, 2011 and filed September 21, 2011 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 105 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 22, 2011.

                  (4) Articles Supplementary to Articles of Incorporation of Registrant, dated August 5, 2011 and filed August 8, 2011 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on September 23, 2011.

                  (5) Articles Supplementary to Articles of Incorporation of Registrant, dated November 30, 2011 and filed December 27, 2011 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (6) Articles Supplementary to Articles of Incorporation of Registrant, dated November 21, 2012 and filed November 21, 2012 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.


                  (7) Articles Supplementary to Articles of Incorporation of Registrant, dated February 6, 2014 and filed February 7, 2014 - Filed herewith.


            (b) Amended and Restated By-Laws of Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 81 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on August 30, 2006.

            (c)   Not applicable.

            (d) Investment Advisory Contract between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended September 7, 2004, December 15, 2004, December 23, 2009, August 2, 2010, October 26, 2010, July 6, 2011, August 31,
                  2011, December 8, 2011, December 15, 2011, September 27, 2012
                  and December 12, 2012 - Incorporated by reference to Exhibit
                  (d) to Post-Effective Amendment No. 132 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2013.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22,
                        1992 - Incorporated by reference to Exhibit 6(a) to
                        Post-Effective Amendment No. 63 of Registrant's
                        Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange
                        Commission on January 30, 1998.

                  (2) Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 19, 1996 - Incorporated by reference to
                        Exhibit 6 to Post-Effective Amendment No. 61 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 3, 1997.

                  (3) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated March 1, 2005 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 79 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2005.

                  (4) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., dated June 14, 2006 - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

                  (5) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.), dated July 22, 1992, as amended as of April 30, 1993 - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 86 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 6, 2009.

                  (6) Form of Amendment to Distribution Services Agreement, dated as of August 4, 2011 between Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (7) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (8) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research Management, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

                  (9) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (10) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (11) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (f)   Not applicable.

            (g)   (1)   Master Custodian Agreement between the Registrant and
                        State Street Bank and Trust Company, effective August 3,
                        2009 - Incorporated by reference to Exhibit (g) to
                        Post-Effective Amendment No. 51 of the Registration
                        Statement on Form N-1A of AllianceBernstein Variable
                        Products Series Fund, Inc. (File Nos. 33-18647 and
                        811-05398), filed with the Securities and Exchange
                        Commission on April 29, 2010.

                  (2) Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Discovery Equity Portfolio, effective October 15, 2010 - Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 92 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 25, 2010.

                  (3) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of September 14, 2009 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund and AllianceBernstein Dynamic All Market Plus Fund, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (4) Form of Novation and Amendment Agreement to Custodian Agreement dated, as of December 5, 2011 between the Registrant, on behalf of AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Dynamic All Market Plus Fund and AllianceBernstein Select US Equity Portfolio, and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (5) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein International Focus 40 Portfolio, effective July 1, 2011 - Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 119 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 30, 2012.

                  (6) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Emerging Markets Equity Portfolio, dated October 12, 2012 - Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 122 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 12, 2012.

                  (7) Form of Amendment to Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, regarding the AllianceBernstein Select US Long/Short Portfolio, dated December 6, 2012 - Incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment
                        No. 63 of Registrant's Registration Statement on Form
                        N-1A (File Nos. 2-29901 and 811-01716), filed with the
                        Securities and Exchange Commission on January 30, 1998.

                  (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 82 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on October 31, 2006.

                  (3) Form of Expense Limitation Agreement, dated July 6, 2011 between the Registrant, on behalf of AllianceBernstein International Focus 40 Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 99 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on July 6, 2011.

                  (4) Form of Expense Limitation Agreement, dated October 26, 2010 between the Registrant, on behalf of the AllianceBernstein International Discovery Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (5) Form of Expense Limitation Agreement, dated August 31, 2011 between the Registrant, on behalf of the AllianceBernstein Emerging Markets Multi-Asset Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (6) Form of Expense Limitation Agreement, dated December 8, 2011 between the Registrant, on behalf of the AllianceBernstein Select US Equity Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (7) Form of Expense Limitation Agreement, dated December 15, 2011 between the Registrant, on behalf of the AllianceBernstein Dynamic All Market Fund, and AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 117 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 29, 2012.

                  (8) Expense Limitation Agreement, dated September 27, 2012, between the Registrant, on behalf of the AllianceBernstein Emerging Markets Equity Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 134 of Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on June 27, 2013.

                  (9) Form of Expense Limitation Agreement, dated December 6, 2012, between the Registrant, on behalf of the AllianceBernstein Select US Long/Short Portfolio, and AllianceBernstein, L.P. - Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 130 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on December 11, 2012.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.


            (j) Consent of Independent Registered Public Accounting Firm - To be filed by Amendment.


            (k)   Not applicable.

            (l)   Not applicable.

            (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

            (n) Amended and Restated Rule 18f-3 Plan, dated November 6, 2012 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 132 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2013.

            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Fund - Incorporated by reference
                        to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of
                        AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and
                        811-02383), filed with the Securities and Exchange
                        Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

                  (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

Other Exhibits:

            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 132 to Registrant's Registration Statement on Form N-1A (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on February 28, 2013.

ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article NINTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's articles of Restatement of Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) in response to Item 28, as set forth below.

            Article NINTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:

            NINTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

            (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

            (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall effect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

            ARTICLE IX of the Registrant's Amended and Restated By-Laws reads as follows:

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Investment Advisory Contract between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever, except for lack of good faith, and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of reckless disregard of its obligations and duties thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any such controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's registration statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence with the performance of its duties thereunder, or by reason of reckless disregard of its obligation and duties thereunder.

            The foregoing summaries are qualified by the entire text of Registrant's articles of Restatement of Articles of Incorporation, Amended and Restated By-Laws, the Investment Advisory Contact between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Core Opportunities Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Discovery Growth Fund, Inc.
               AllianceBernstein Equity Income Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Unconstrained Bond Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

-----------------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, NY 10105.


                             POSITIONS AND OFFICES       POSITIONS AND OFFICES
NAME                         WITH UNDERWRITER            WITH REGISTRANT
----                         ---------------------       ---------------------

Directors
---------

Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Emilie D. Wrapp              Senior Vice President,      Secretary
                             Assistant General
                             Counsel and Assistant
                             Secretary

Laurence H. Bertan           Senior Vice President
                             and Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

Daniel Ennis                 Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark A. Gessner              Senior Vice President

Kenneth L. Haman             Senior Vice President

Michael S. Hart              Senior Vice President

Joseph P. Healy              Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Ajai M. Kaul                 Senior Vice President

Hiroshi Kimura               Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President
                             and Assistant Controller

William Marsalise            Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Guy Prochilo                 Senior Vice President

John D. Prosperi             Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Elizabeth M. Smith           Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Christian G. Wilson          Senior Vice President

Derek Yung                   Senior Vice President

Aimee K. Alati               Vice President

Constantin L. Andreae        Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Robert A. Brazofsky          Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Laura A. Channell            Vice President

Mikhail Cheskis              Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Dwight P. Cornell            Vice President

Silvio Cruz                  Vice President

Kevin M. Dausch              Vice President

Christine M. Dehil           Vice President

Marc J. Della Pia            Vice President

Patrick R. Denis             Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Arend J. Elston              Vice President

Gregory M. Erwinski          Vice President

Michael J. Ferraro           Vice President

Andrew H. Fischer            Vice President

Susan A. Flanagan            Vice President

Robert K. Forrester          Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

Terry L. Harris              Vice President

Olivier Herson               Vice President

Eric S. Indovina             Vice President

Tina Kao                     Vice President

Jang Joong Kim               Vice President

Scott M. Krauthamer          Vice President

Stephen J. Laffey            Vice President and          Assistant Secretary
                             Counsel

Edward G. Lamsback           Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Ginnie Li                    Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Darren L. Luckfield          Vice President

Robert Mancini               Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Russell B. Martin            Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

David Mitchell               Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Charissa A. Pal              Vice President

Kimchu Perrington            Vice President

Jared M. Piche               Vice President

Jeffrey Pietragallo          Vice President

Joseph J. Proscia            Vice President

Damien Ramondo               Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Chang Min Song               Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian B. Verlingo        Vice President

Wendy Weng                   Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Corey S. Beckerman           Assistant Vice
                             President

Claudio Roberto Bello        Assistant Vice
                             President

Roy C. Bentzen               Assistant Vice
                             President

James M. Broderick           Assistant Vice
                             President

Christopher J. Carrelha      Assistant Vice
                             President

Daisy (Sze Kie) Chung        Assistant Vice
                             President

Francesca Dattola            Assistant Vice
                             President

Robert A. Fiorentino         Assistant Vice
                             President

Friederike Grote             Assistant Vice
                             President

Joseph Haag                  Assistant Vice
                             President

Brian M. Horvath             Assistant Vice
                             President

Sylvia Hsu                   Assistant Vice
                             President

Isabelle Husson              Assistant Vice
                             President

Junko Kimura                 Assistant Vice
                             President

Aaron S. Kravitz             Assistant Vice
                             President

Jim Liu                      Assistant Vice
                             President

Mark J. Maier                Assistant Vice
                             President

Matthew J. Malvey            Assistant Vice
                             President

Rachel A. Moon               Assistant Vice
                             President

Nora E. Murphy               Assistant Vice
                             President

Brian W. Paulson             Assistant Vice
                             President

Pablo Perez                  Assistant Vice
                             President

Tricia L. Psychas            Assistant Vice
                             President

Mark A. Quarno               Assistant Vice
                             President

Jennifer B. Robinson         Assistant Vice
                             President

Richard A. Schwam            Assistant Vice
                             President

Nicholas A. Semko            Assistant Vice
                             President

Michael J. Shavel            Assistant Vice
                             President

Chizu Soga                   Assistant Vice
                             President

Michiyo Tanaka               Assistant Vice
                             President

Miyako Taniguchi             Assistant Vice
                             President

Laurence Vandecasteele       Assistant Vice
                             President

Annabelle C. Watson          Assistant Vice
                             President

Jeffrey Western              Assistant Vice
                             President

William Wielgolewski         Assistant Vice
                             President

Colin T. Burke               Assistant Secretary


            (c) Not applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                                   SIGNATURES
                                  -----------

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 10th day of February, 2014.


                                             ALLIANCEBERNSTEIN CAP FUND, INC.

                                             By:  Robert M. Keith *
                                                  -----------------
                                                  Robert M. Keith
                                                  President


            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature                   Title                  Date
          ----------                  -----                  ----

(1) Principal Executive Officer:

    Robert M. Keith *                 President and Chief    February 10, 2014
    ----------------                  Executive Officer
    Robert M. Keith

(2) Principal Financial and
    Accounting Officer:

    /s/ Joseph J. Mantineo            Treasurer and          February 10, 2014
    ----------------------            Chief Financial
    Joseph J. Mantineo                Officer


(3) All of the Directors:
    ---------------------

    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    D. James Guzy*
    Nancy P. Jacklin*
    Robert M. Keith*
    Garry L. Moody*
    Marshall C. Turner, Jr.*
    Earl D. Weiner*

    *By:    /s/ Stephen J. Laffey                            February 10, 2014
            ---------------------
            Stephen J. Laffey
            (Attorney-in-fact)

                               Index to Exhibits
                              ------------------

Exhibit No.        Description of Exhibits
-----------        -----------------------


(a)(7)            Articles Supplementary to Articles of Incorporation

(i)               Opinion and Consent of Seward & Kissel LLP